Exhibit 99.1

Business Activity Supplement

Second Quarter 2004

Business Activity Supplement
Second Quarter 2004

This supplement contains statistical data which is unaudited. The unaudited data should be read in conjunction with audited financial statements, notes to the financial statements, and management’s discussion and analysis of financial conditions and results of operations, included in Fannie Mae’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, filed with the Securities and Exchange Commission (SEC), and also with the unaudited financial statements, notes to the financial statements, and management’s discussion and analysis of financial conditions and results of operations, included in Fannie Mae’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2004, also filed with the SEC.

Portfolio Commitment Activity
June 2004

(Dollars in millions)
Numbers may not foot due to rounding

	Mandatory Commitments to Purchase Loans 1/
	Single-Family
			Conventional			Total
		Conventional	Intermediate			Mandatory	Commitments	Retained
	FHA/VA	Long-Term 3/	-Term 2/	ARM 3/	Multifamily	Commitments	to Sell	Commitments
1998	$5,075	$156,623	$28,237	$2,017	$1,843	$193,795	$1,880	$191,915
1999	24,065	142,529	12,609	6,129	2,616	187,948	5,900	182,048
2000	4,754	123,504	10,980	19,006	5,445	163,689	11,786	151,903
2001	4,313	261,240	28,361	3,636	6,534	304,084	7,586	296,498
2002	6,958	315,419	65,618	5,048	7,284	400,327	12,268	388,059

2003
Qtr 1	$652	$96,645	$21,093	$1,963	$1,945	$122,298	$6,415	$115,883
Qtr 2	1,038	138,853	49,816	4,474	3,466	197,647	6,921	190,726
Qtr 3	1,313	121,990	24,731	5,964	4,733	158,731	9,740	148,991
Qtr 4	1,474	30,942	4,125	3,916	2,950	43,407	9,934	33,473

Total	$4,477	$388,430	$99,765	$16,317	$13,094	$522,083	$33,010	$489,073

2004
January	$184	$4,603	$1,456	$7,232	$338	$13,814	$2,118	$11,696
February	354	8,530	1,444	2,744	614	13,685	1,109	12,576
March	769	13,963	2,790	11,009	1,630	30,162	751	29,411

Qtr 1	1,307	27,096	5,690	20,985	2,582	57,661	3,978	53,683

April	146	18,020	1,431	9,537	1,567	30,702	1,842	28,860
May	554	17,061	993	9,528	846	28,982	593	28,389
June	480	13,068	1,020	14,987	2,529	32,084	2,415	29,669

Qtr 2	1,180	48,149	3,444	34,052	4,942	91,768	4,850	86,918

YTD	$2,487	$75,245	$9,134	$55,037	$7,525	$149,429	$8,828	$140,601

1/ Net of pair-offs.

2/ Contractual maturities of 20 years or less for portfolio loans and 15 years or less for MBS.

3/ Certain products were reclassified to be consistent with current classifications.

Mortgage Purchases
June 2004

(Dollars in millions)
Numbers may not foot due to rounding

	Single-Family
			Conventional				Average
		Conventional	Intermediate			Total	Purchase	Fannie Mae
	FHA/VA	Long-Term	-Term 1/	ARM	Multifamily	Purchases	Yield 2/	MBS 3/
1998	$6,016	$147,615	$28,725	$3,507	$2,585	$188,448	6.61%	$104,728
1999	23,575	146,679	15,315	6,073	3,568	195,210	6.88%	125,498
2000	6,940	113,444	11,607	17,683	4,557	154,231	7.62%	104,904
2001	6,001	226,516	26,146	3,777	8,144	270,584	6.56%	180,582
2002	9,493	280,815	62,102	10,739	7,492	370,641	5.92%	245,039

2003
Qtr 1	$928	$105,784	$19,570	$3,555	$2,168	$132,005	5.34%	$88,640
Qtr 2	1,493	102,204	17,904	3,896	2,463	127,960	5.09%	70,483
Qtr 3	1,852	195,835	40,439	11,069	4,713	253,908	4.85%	176,066
Qtr 4	2,166	29,236	9,519	14,220	3,838	58,979	4.74%	13,224

Total	$6,439	$433,059	$87,432	$32,740	$13,182	$572,852	5.00%	$348,413

2004
January	$331	$3,725	$1,396	$2,544	$577	$8,573	4.77%	$268
February	515	4,205	1,264	5,850	337	12,171	3.68%	181
March	886	10,961	2,082	5,477	854	20,260	4.53%	6,507

Qtr 1	1,732	18,891	4,742	13,871	1,768	41,004	4.33%	6,956

April	720	13,810	2,387	9,080	1,451	27,448	4.37%	10,198
May	427	14,280	2,766	7,988	1,225	26,686	4.55%	10,670
June	606	19,637	1,913	12,620	2,389	37,165	4.44%	13,330

Qtr 2	1,753	47,727	7,066	29,688	5,065	91,299	4.45%	34,198

YTD	$3,485	$66,618	$11,808	$43,559	$6,833	$132,303	4.41%	$41,154

1/ Contractual maturities of 20 years or less for portfolio loans and 15 years or less for MBS.

2/ Yields are shown on a tax equivalent basis.

3/ Included in total purchases.

Fixed-Rate Mortgages by Note Rate 1/
June 2004

(Dollars in millions)
Numbers may not foot due to rounding

		5.00%	5.50%	6.00%	6.50%	7.00%	7.50%	8.00%	8.50%	9.00%
End of	under	to	to	to	to	to	to	to	to	and
Period	5.00%	5.49%	5.99%	6.49%	6.99%	7.49%	7.99%	8.49%	8.99%	over	Total
1998	NM	NM	$2,987	$28,523	$176,133	$280,774	$215,161	$105,341	$57,302	$47,050	$913,271
1999	NM	NM	6,057	49,285	266,401	323,154	224,092	94,037	45,030	34,825	1,042,881
2000	NM	NM	5,519	44,869	244,457	301,640	255,849	157,543	71,812	39,774	1,121,463
2001	NM	NM	19,055	86,842	393,701	414,763	250,472	114,772	54,280	35,205	1,369,090
2002	NM	NM	145,641	260,437	519,799	356,215	177,752	72,165	37,762	24,546	1,594,317

2003
Qtr 1	$8,180	$68,308	$220,066	$346,974	$474,724	$297,078	$152,277	$62,592	$33,680	$22,140	$1,686,019
Qtr 2	38,834	139,580	366,784	371,678	402,875	238,145	128,244	53,774	29,844	20,029	1,789,787
Qtr 3	115,841	260,420	434,927	329,429	317,796	185,905	106,860	45,544	25,865	17,696	1,840,283
Qtr 4	133,736	293,680	481,770	346,638	293,647	160,547	93,568	39,637	22,725	15,568	1,881,516

2004
Qtr 1	$139,321	$305,081	$519,026	$349,863	$275,619	$146,863	$85,817	$35,938	$20,579	$14,018	$1,892,125
Qtr 2	158,677	328,256	549,047	331,811	247,186	129,382	76,427	31,985	18,326	12,426	1,883,523

NM = Not meaningful

1/	Includes loans underlying mortgages in portfolio or backing net MBS outstanding. Excludes housing revenue bonds and certain other portfolio investments.

Mortgage Portfolio Liquidations and Sales
June 2004

(Dollars in millions)
Numbers may not foot due to rounding

	Liquidations					Sales		Total Liquidations and Sales
		Amortization	Total	Estimated	% of Avg.		Estimated		Estimated
	Foreclosure	& Prepayments	Amount	Net Yield	Portfolio 1/	Amount	Net Yield	Amount	Net Yield
1998	$1,950	$86,917	$88,867	7.66%	25.02%	$1,793	6.91%	$90,660	7.65%
1999	1,959	77,791	79,750	7.39%	16.93%	6,148	6.98%	85,898	7.36%
2000	1,040	56,193	57,233	7.18%	10.25%	10,982	6.98%	68,215	7.15%
2001	1,219	163,193	164,412	7.23%	24.73%	8,981	6.49%	173,393	7.19%
2002	2,478	274,941	277,419	6.83%	37.35%	9,582	6.27%	287,001	6.82%

2003
Qtr 1	$806	$104,802	$105,608	6.61%	52.25%	$1,271	5.68%	$106,879	6.60%
Qtr 2	896	125,050	125,946	6.45%	61.78%	5,425	5.48%	131,371	6.41%
Qtr 3	1,003	146,772	147,775	6.20%	68.96%	1,477	2.69%	149,252	6.17%
Qtr 4	1,024	71,134	72,158	6.16%	31.76%	5,554	5.07%	77,712	6.09%

Total	$3,729	$447,758	$451,487	6.36%	53.29%	$13,727	5.03%	$465,214	6.32%

2004
Qtr 1	$1,072	$53,064	$54,136	5.92%	24.41%	$4,374	4.95%	$58,510	5.85%
Qtr 2	1,068	75,718	76,786	5.73%	34.79%	4,163	5.35%	80,949	5.71%

YTD	$2,140	$128,782	$130,922	5.81%	29.57%	$8,537	5.15%	$139,459	5.77%

1/ Annualized

Summary of Nonmortgage Investments
June 2004

(Dollars in millions)
Numbers may not foot due to rounding

					Weighted
		Gross	Gross		Average
	Amortized	Unrealized	Unrealized	Fair	Maturity	% Rated A
June 30, 2004	Cost	Gains	Losses	Value	in Months	or Better
Available-for-sale:
Asset-backed securities	$26,244	$24	$(37)	$26,231	24.0	99.1%
Floating rate notes 1/	8,967	9	—	8,976	20.2	98.1
Taxable auction notes	4,108	—	—	4,108	.5	100.0
Corporate bonds	2,117	9	(29)	2,096	32.1	88.7
Municipal bonds	688	—	—	688	2.8	100.0
Auction rate preferred stock	582	5	—	587	.7	93.0
Commercial paper	150	—	—	150	.3	100.0
Other	520	—	—	520	18.2	100.0

Total	43,376	47	(66)	43,357	20.6	98.4%
Held-to-maturity:
Eurodollar time deposits	$2,399	$—	$—	$2,399	.3	100.0
Federal funds	1,903	—	—	1,903	.7	100.0
Repurchase agreements 2/	68	—	—	68	.6	100.0
Other	1,147	—	—	1,147	1.3	100.0

Total	5,516	—	—	5,516	.7	100.0%

Total Nonmortgage Investments	$48,892	$47	$(66)	$48,873	18.3	98.6%

December 31, 2003
Available-for-sale:
Asset-backed securities	$26,878	$44	$(22)	$26,900	22.5	99.5%
Floating rate notes 1/	10,242	12	(1)	10,253	15.9	93.1
Federal funds	5,975	—	—	5,975	.3	100.0
Taxable auction notes	4,078	—	—	4,078	.4	100.0
Auction rate preferred stock	889	5	—	894	.9	94.0
Corporate bonds	1,115	28	—	1,143	19.1	72.7
Municipal bonds	1,108	—	—	1,108	5.8	100.0
Commercial paper	1,269	—	—	1,269	.3	100.0
Other	1,051	—	—	1,050	.9	100.0

Total	52,605	89	(23)	52,671	15.2	97.7

Held-to-maturity:
Repurchase agreements 2/	$111	$—	$—	$111	—	100.0%
Federal funds	6,600	—	—	6,600	.4	100.0
Other	111	—	—	111	2.3	100.0

Total	6,822	—	—	6,822	.4	100.0

Total Nonmortgage Investments	$59,427	$89	$(23)	$59,493	13.5	98.0%

1/	100 percent of floating rate notes repriced at intervals of 90 days or less.

2/	Repurchase agreements consist primarily of overnight investments that mature daily.

Debt Summary Statistics
June 2004

(Dollars in millions)
Numbers may not foot due to rounding

	Quarter Ended
Debt Outstanding	6/30/2004	3/31/2003	12/31/2003	9/30/2003	6/30/2003
Effective short-term debt, redemption value 1/	$252,071	$312,564	$258,145	$274,362	$294,432
Cost	1.33%	1.22%	1.25%	1.22%	1.28%
Effective long-term debt, redemption value 1/	685,107	624,672	698,012	693,719	579,676
Cost	4.92%	5.11%	5.26%	5.33%	5.57%
Foreign debt adjustment and other basis adjustments	4,464	10,083	7,584	9,747	12,064

Total redemption value 2/	$941,642	$947,319	$963,741	$977,828	$886,172

Cost	3.95%	3.82%	4.18%	4.16%	4.13%

Other Funding Activities and Statistics
Option embedded debt instruments outstanding	$647,741	$631,747	$646,052	$656,245	$618,414
Option embedded debt instruments as a % of net mortgage portfolio outstanding	72.7%	71.3%	71.6%	71.2%	75.4%

Long Term Debt:
Debt called during period 3/	$43,842	$81,483	$40,691	$41,175	$61,649
Debt repurchased during period	1,527	55	2,462	6,807	6,952
Debt matured during period	19,664	22,308	13,952	11,370	24,503

Total Long Term Debt Redeemed During Period	$65,033	$103,846	$57,105	$59,352	$93,104

Short Term Debt:
Debt called during period 3/	$—	$1,500	$—	$100	$1,250
Debt matured/paydown during period	388,440	444,007	549,502	500,720	585,509

Total Short Term Debt Redeemed During Period	$388,440	$445,507	$549,502	$500,820	$586,759

Total Debt Redeemed During Period	$453,473	$549,353	$606,607	$560,172	$679,863

Swaps retired before maturity during period	$86,770	$97,200	$38,110	$15,595	$3,524
Swaps matured during period	30,635	49,252	30,382	61,753	30,244

Total Swaps Redeemed During Period 4/	$117,405	$146,452	$68,492	$77,348	$33,768

1/	Data reflects the classification of debt obligations based on the repricing frequency of their coupon rates and on debt conversion via interest rate swaps.

2/	Effective term to repricing is 56 months at June 30, 2004.

3/	Includes debt that was called as a result of an associated swap being called. This debt was previously classified as non-callable.

4/	Includes “other risk management ” derivatives that served as economic hedges but did not meet the criteria for hedge accounting under FAS 133.

Summary of Debt Issued
June 2004

(Dollars in millions)
Numbers may not foot due to rounding

	SHORT-TERM DEBT 1/			LONG-TERM DEBT 2/
		AVG.			AVG.
	REDEMPTION	TERM	ISSUE	REDEMPTION	TERM	ISSUE
	VALUE	(DAYS)	COST 3/	VALUE	(MONTHS)	COST 3/
2000	$1,143,131	63	6.27%	$110,215	89	6.92%

2001	$1,756,691	60	3.69%	$249,352	55	4.83%

2002	$1,635,919	58	1.67%	$238,467	56	3.78%

2003
Qtr 1	$574,164	49	1.22%	$76,709	50	2.82%
Qtr 2	608,339	38	1.09%	78,390	55	2.70%
Qtr 3	536,736	50	0.95%	117,302	42	2.35%
Qtr 4	519,169	45	1.01%	75,401	41	2.70%

TOTAL	$2,238,408	45	1.07%	$347,802	46	2.61%

2004
January	$128,449	50	0.99%	$26,913	32	2.28%
February	131,643	61	0.97%	33,691	37	2.22%
March	177,591	43	1.00%	32,033	51	2.45%

Qtr 1	437,683	50	0.99%	92,637	40	2.32%

April	$148,352	46	1.02%	$45,042	34	2.27%
May	99,622	56	1.09%	22,340	45	3.46%
June	114,305	53	1.27%	23,637	35	3.19%

Qtr 2	362,279	51	1.12%	91,019	37	2.80%

YTD	$799,960	51	1.05%	$183,657	39	2.56%

1/	The impact of interest rate swaps is excluded.

2/	Long-term debt may be fixed or variable rate, and the impact of interest rate swaps is excluded.

3/	Cost for 2003 includes the amortization of discounts, premiums, issuance costs, and other deferred price adjustments. Cost prior to the second quarter of 2003 also includes the effect of debt swaps.

Summary of Debt Redeemed
June 2004

(Dollars in millions)
Numbers may not foot due to rounding

	SHORT-TERM DEBT 1/		LONG-TERM DEBT 2/
	REDEMPTION	ISSUE	REDEMPTION	ISSUE
	VALUE	COST 3/	VALUE	COST 3/
2000	$1,106,956	6.15%	$50,335	6.33%

2001	$1,691,240	4.22%	$196,610	6.03%

2002	$1,620,644	1.84%	$175,809	4.85%

2003
Qtr 1	$559,120	1.32%	$69,255	3.86%
Qtr 2	586,759	1.20%	93,104	3.80%
Qtr 3	500,820	0.98%	59,352	3.55%
Qtr 4	549,502	0.99%	57,105	3.35%

Total	$2,196,201	1.13%	$278,816	3.67%

2004
January	$160,085	1.00%	$18,133	2.39%
February	125,186	1.01%	38,159	3.41%
March	160,236	1.00%	47,554	2.84%

Qtr 1	445,507	1.01%	103,846	2.97%

April	$160,211	1.01%	$33,901	2.32%
May	99,639	1.00%	19,410	3.97%
June	128,590	1.02%	11,722	3.46%

Qtr 2	388,440	1.01%	65,033	3.02%

YTD	$833,947	1.01%	$168,879	2.99%

1/	The impact of interest rate swaps is excluded.

2/	Long-term debt may be fixed or variable, and excludes the impact of interest rate swaps.

3/	Cost for 2003 includes the amortization of discounts, premiums, issuance costs, and other deferred price adjustments. Cost prior to the second quarter of 2003 also includes the effect of debt swaps.

Effective Long-Term Debt Maturing
June 2004

(Dollars in millions)
Numbers may not foot due to rounding

	Total Debt by Quarter		Assuming Callable Debt
	of Contractual Maturity		Redeemed at Initial Call Date
	Amount	Accounting	Amount	Accounting
	Outstanding 1/	Cost 2/	Outstanding 1/	Cost 2/
Currently Callable	$—	0.00%	$56,104	4.13%

2004
Qtr 3	18,822	6.27%	82,346	4.67%
Qtr 4	8,612	5.00%	39,006	4.52%

Total	27,434	5.87%	121,352	4.62%

2005
Qtr 1	26,280	3.42%	51,297	4.48%
Qtr 2	16,427	2.93%	45,566	3.99%
Qtr 3	14,926	5.30%	27,305	5.74%
Qtr 4	17,721	4.20%	25,337	4.77%

Total	75,354	3.83%	149,505	4.61%

2006	98,066	3.42%	110,550	4.59%
2007	70,511	4.36%	65,788	5.53%
2008 and beyond	413,742	5.18%	181,808	4.84%

Effective L/T Debt before Pay-Fixed Swaption Effect	685,107	4.72%	685,107	4.72%
Pay-Fixed Swaption Effect	—	0.20%	—	0.20%

Total Effective L/T Debt	$685,107	4.92%	$685,107	4.92%

1/	Amount outstanding includes long-term debt, effective fixed-rate debt and notional amount of long-term interest rate swaps. Also includes debt linked to swaptions which makes it effectively callable debt. Effective variable-rate debt is excluded from the data.

2/	Accounting cost represents the monthly equivalent yield that discounts the amount due at maturity to the net proceeds over the expected life of the debt. Includes the effect of pay-fixed and receive-fixed swaps.

Callable Debt, Callable Swaps, Receive-Fixed Swaptions
and Other Option-Embedded Instruments
June 2004

(Dollars in millions)
Numbers may not foot due to rounding

	Year of	Amount	Accounting
Call Date	Maturity	Outstanding	Cost 2/
Callable debt, callable swaps and receive-fixed swaptions 1/:

Currently callable — Effectively Fixed-Rate Debt	2004-2033	$56,104	4.13%
Currently callable — Effectively Variable-Rate Debt	2005-2018	2,250	1.35%
2004	2004-2033	97,306	4.38%
2005	2005-2033	100,003	4.60%
2006	2006-2031	49,068	5.63%
2007	2007-2032	28,853	6.00%
2008	2008-2033	13,256	5.53%
2009 and later	2012-2030	14,096	6.87%

Total		360,936	4.82%

Pay-fixed swaptions		156,855
Caps		129,950

Total option-embedded financial instruments		$647,741

1/	Excludes $22 billion of callable debt which was swapped to variable-rate debt and classified as effectively non-callable debt.

2/	Accounting cost represents the monthly equivalent yield that discounts the amount due at maturity to the net proceeds over the expected life of the debt. Includes the effect of pay-fixed and receive-fixed swaps.

Mortgage-Backed Securities Issued
June 2004

(Dollars in millions)
Numbers may not foot due to rounding

	Lender-originated MBS
	Single - Family					MBS Purchased	MBS Issues
	Long -	Inter-	Conventional			by Fannie Mae’s	Acquired by	Fannie Mae	REMICs
	Term 1/	mediate /2	ARMS	Multifamily	Total	Portfolio	Other Investors	Originated	Issued
1998	$235,700	$65,125	$14,008	$10,618	$325,451	$104,728	$220,723	$696	$76,332
1999	223,753	56,296	11,803	8,496	300,348	125,498	174,850	341	50,613
2000	155,859	21,127	25,729	7,596	210,311	104,904	105,407	1,351	33,594
2001	393,576	93,503	24,442	13,801	525,322	180,583	344,739	3,101	123,506
2002	478,837	168,148	63,976	12,338	723,299	245,039	478,260	16,296	143,966

2003
Qtr 1	$184,970	$78,593	$26,436	$2,573	$292,573	$88,640	$203,934	$6,026	$73,396
Qtr 2	218,162	95,911	35,807	3,105	352,985	70,483	282,502	2,802	71,588
Qtr 3	222,312	88,985	32,218	6,408	349,924	176,066	173,859	6,810	59,794
Qtr 4	122,462	42,694	27,045	10,931	203,132	13,224	189,910	5,323	25,599

Total	$747,906	$306,183	$121,505	$23,017	$1,198,615	$348,413	$850,204	$20,962	$230,377

2004
January	$28,779	$7,981	$7,529	$505	$44,795	$268	$44,527	$1,691	4,467
February	27,684	6,075	4,846	200	38,804	181	38,624	1,354	2,805
March	27,549	7,467	9,330	1,019	45,365	6,507	38,858	1,400	13,337

Qtr 1	84,011	21,523	21,705	1,724	128,964	6,956	122,008	4,446	20,609

April	34,637	11,350	10,131	424	56,541	10,198	46,344	2,092	16,447
May	32,134	12,080	13,415	931	58,559	10,670	47,889	1,511	9,885
June	32,456	9,940	10,586	711	53,692	13,330	40,362	792	8,358

Qtr 2	99,226	33,369	34,132	2,066	168,793	34,198	134,595	4,396	34,690

YTD	$183,237	$54,892	$55,837	$3,790	$297,757	$41,154	$256,603	$8,843	$55,299

1/	Long-term Mortgage-Backed Securities have contractual maturities greater than 15 years.

2/	Intermediate-term Mortgage-Backed Securities have contractual maturities equal to or less than 15 years.

Mortgage-Backed Securities Outstanding
June 2004

(Dollars in millions)
Numbers may not foot due to rounding

	MBS
	Single-family					MBS in
	Long -	Inter-	Conventional			Fannie Mae's	Outstanding
	Term 1/	mediate 2/	ARMS	Multifamily	Total	Portfolio 3/	MBS 3/	REMICs
1998	$557,983	$187,221	$59,001	$30,313	$834,518	$197,375	$637,143	$311,426
1999	670,555	200,488	53,898	35,942	960,883	281,738	679,145	293,563
2000	758,869	189,362	68,167	41,352	1,057,750	351,028	706,722	291,798
2001	938,139	232,092	67,894	52,226	1,290,351	431,386	858,965	346,143
2002	1,054,165	321,290	103,155	59,677	1,538,287	508,831	1,029,456	346,703

2003
Qtr 1	$1,087,299	$371,642	$117,554	$60,979	$1,637,474	$529,954	$1,107,520	$369,032
Qtr 2	1,128,843	418,913	139,506	62,633	1,749,896	512,435	1,237,461	382,441
Qtr 3	1,136,259	444,794	152,801	67,675	1,801,528	590,450	1,211,079	371,763
Qtr 4	1,157,328	456,898	166,659	76,161	1,857,045	556,880	1,300,166	360,800

2004
Qtr 1	$1,169,638	$455,311	$177,352	$75,729	$1,878,030	$532,137	$1,345,892	$357,367
Qtr 2	1,157,304	453,441	192,839	75,425	1,879,009	518,964	1,360,045	352,694

1/	Long-term Mortgage-Backed Securities have contractual maturities greater than 15 years.

2/	Intermediate-term Mortgage-Backed Securities have contractual maturities equal to or less than 15 years.

3/	Based on unpaid principal balances effective March 31, 2002.

SINGLE-FAMILY REO ACQUISITIONS AND PREFORECLOSURE SALES
June 2004

PROPERTY STATE	2Q 2004	1Q 2004	4Q 2003	3Q 2003	2Q 2003	1Q 2003	4Q 2002	3Q 2002	2Q 2002	1Q 2002	4Q 2001	3Q 2001	2Q 2001
Texas	664	649	649	543	467	425	364	312	322	264	234	173	190
Michigan	658	702	683	539	531	507	419	352	292	240	171	159	155
Georgia	623	645	579	518	462	344	310	218	244	184	161	130	126
Ohio	572	616	518	428	415	366	301	277	234	186	201	184	187
North Carolina	549	500	479	442	454	308	233	216	188	151	126	72	107
Indiana	433	422	399	378	282	238	244	219	165	184	134	92	101
Colorado	372	281	215	276	192	155	142	126	87	70	43	39	59
South Carolina	338	268	227	217	177	149	144	127	109	101	87	52	58
Pennsylvania	335	282	255	247	215	218	237	240	242	197	211	238	196
Tennessee	298	284	274	200	219	225	174	158	125	117	76	69	63
Missouri	265	229	223	191	195	191	137	130	134	109	104	68	69
Illinois	244	278	221	215	192	202	250	213	173	197	166	149	127
Florida	237	231	227	253	289	270	279	322	297	291	308	326	366
Alabama	198	201	167	154	185	164	126	110	119	107	95	75	68
Utah	179	199	193	173	220	183	178	162	145	137	125	74	64
Kentucky	176	169	133	118	101	95	58	33	45	33	28	43	20
Washington	164	244	179	184	195	208	202	197	199	154	168	132	122
New York	149	138	140	130	123	108	151	130	115	134	146	103	150
Minnesota	147	174	128	101	129	84	73	62	55	62	43	40	51
Mississippi	140	111	90	100	96	80	48	52	46	39	38	35	25
OTHER STATES	1,405	1,490	1,440	1,475	1,430	1,398	1,345	1,404	1,352	1,380	1,227	1,182	1,262

TOTAL REOs ACQUIRED	8,146	8,113	7,419	6,882	6,569	5,918	5,415	5,060	4,688	4,337	3,892	3,435	3,566

PREFORECLOSURE SALES	589	531	457	439	444	356	373	370	386	281	259	354	304

SINGLE-FAMILY REO INVENTORY
June 2004

PROPERTY STATE	2Q 2004	1Q 2004	4Q 2003	3Q 2003	2Q 2003	1Q 2003	4Q 2002	3Q 2002	2Q 2002	1Q 2002	4Q 2001	3Q 2001	2Q 2001
Michigan	2,236	2,147	1,948	1,676	1,564	1,351	1,084	878	701	598	501	427	366
Ohio	1,566	1,458	1,199	981	917	826	666	560	465	409	423	386	354
North Carolina	1,039	986	903	802	766	595	477	430	341	264	210	171	179
Georgia	1,001	991	910	758	714	554	477	374	364	314	269	233	233
Texas	944	993	905	759	687	663	616	561	509	442	385	322	360
Colorado	686	589	519	456	341	311	252	203	142	107	77	97	104
South Carolina	621	516	445	373	346	301	278	246	212	173	138	104	103
Indiana	573	525	523	513	426	379	338	322	254	252	182	141	141
Pennsylvania	555	490	446	406	392	432	440	438	398	374	380	383	344
Tennessee	530	499	424	325	326	355	293	271	220	184	145	137	126
Kentucky	503	442	341	278	237	173	102	70	78	61	57	55	33
Missouri	448	398	344	296	292	280	247	247	207	201	157	113	106
Minnesota	401	385	314	266	250	197	163	144	135	131	113	123	121
Illinois	380	381	319	311	320	363	379	310	255	261	254	237	223
Alabama	332	310	304	301	309	278	219	210	217	205	178	135	114
Washington	330	372	309	330	323	326	317	295	264	245	240	199	197
Florida	320	324	328	360	398	398	410	413	377	408	415	442	446
New York	272	282	255	233	230	221	244	236	228	264	290	280	315
Kansas	233	202	156	141	135	118	100	98	110	72	63	54	45
Arizona	230	266	240	227	220	195	192	186	145	145	116	102	108
OTHER STATES	2,704	2,739	2,617	2,574	2,651	2,727	2,681	2,637	2,417	2,524	2,480	2,374	2,440

TOTAL REO INVENTORY	15,904	15,295	13,749	12,366	11,844	11,043	9,975	9,129	8,039	7,634	7,073	6,515	6,458

Portfolio and Mortgage-Backed Securities Outstanding by State
June 2004

(Dollars in millions)
Numbers may not foot due to rounding

	Portfolio		Mortgage-Backed Securities		Total 4/
	Number		Number		Number
	of Units 1/	Amount 2/	of Units 1/	Amount 2/	of Units	Amount
Alabama	37,527	$2,318	202,304	$18,262	239,831	$20,580
Alaska	18,573	1,399	18,051	2,185	36,624	3,584
Arizona	56,252	3,904	441,004	46,237	497,256	50,141
Arkansas	31,923	2,317	98,780	8,349	130,703	10,666
California	372,062	28,134	2,868,081	380,354	3,240,143	408,488
Colorado	52,116	3,742	425,673	55,226	477,789	58,968
Connecticut	45,685	3,732	204,415	25,521	250,100	29,253
Delaware	10,460	870	53,051	5,988	63,511	6,858
Dist. of Columbia	30,212	1,084	47,435	4,615	77,647	5,699
Florida	195,100	14,131	1,179,732	116,161	1,374,832	130,292
Georgia	93,020	7,006	537,612	57,930	630,632	64,936
Guam	500	50	936	83	1,436	133
Hawaii	21,777	2,687	80,052	14,387	101,829	17,074
Idaho	10,197	712	82,385	8,090	92,582	8,802
Illinois	160,370	12,791	674,593	79,255	834,963	92,046
Indiana	68,151	4,489	321,731	26,901	389,882	31,390
Iowa	49,124	3,356	99,769	8,500	148,893	11,856
Kansas	23,229	1,589	119,152	10,746	142,381	12,335
Kentucky	24,359	1,437	141,580	12,795	165,939	14,232
Louisiana	61,254	4,155	213,074	17,488	274,328	21,643
Maine	18,725	1,328	54,518	5,563	73,243	6,891
Maryland	110,702	6,087	426,187	49,311	536,889	55,398
Massachusetts	111,084	7,756	454,808	61,922	565,892	69,678
Michigan	122,003	8,534	660,123	67,646	782,126	76,180
Minnesota	68,380	5,261	306,951	35,545	375,331	40,806
Mississippi	27,962	1,952	99,371	8,013	127,333	9,965
Missouri	70,013	4,378	310,883	28,985	380,896	33,363
Montana	12,953	1,054	44,005	4,448	56,958	5,502
Nebraska	29,973	2,208	71,508	5,939	101,481	8,147
Nevada	32,274	1,965	205,499	23,385	237,773	25,350
New Hampshire	21,774	1,678	87,704	10,529	109,478	12,207
New Jersey	101,143	10,215	521,787	66,023	622,930	76,238
New Mexico	24,809	1,847	94,606	9,316	119,415	11,163
New York	256,791	17,139	897,740	91,420	1,154,531	108,559
North Carolina	65,165	5,122	439,457	45,619	504,622	50,741
North Dakota	6,067	345	19,107	1,427	25,174	1,772
Ohio	163,270	11,559	575,494	50,412	738,764	61,971
Oklahoma	44,174	2,850	145,209	10,843	189,383	13,693
Oregon	41,396	3,219	280,391	30,850	321,787	34,069
Pennsylvania	125,831	9,100	524,890	48,878	650,721	57,978
Puerto Rico	28,605	2,380	67,690	5,583	96,295	7,963
Rhode Island	16,505	1,194	70,431	7,659	86,936	8,853
South Carolina	36,150	2,928	196,760	19,171	232,910	22,099
South Dakota	12,751	860	24,769	2,107	37,520	2,967
Tennessee	44,904	2,946	284,443	26,946	329,347	29,892
Texas	255,096	15,858	1,038,623	87,153	1,293,719	103,011
Utah	27,291	1,935	160,397	18,115	187,688	20,050
Vermont	10,490	665	28,300	2,980	38,790	3,645
Virgin Islands	1,323	99	1,664	162	2,987	261
Virginia	111,081	8,212	446,540	57,621	557,621	65,833
Washington	74,288	6,514	520,333	62,949	594,621	69,463
West Virginia	16,319	1,025	35,578	3,069	51,897	4,094
Wisconsin	128,319	10,580	221,830	23,483	350,149	34,063
Wyoming	10,395	773	21,152	2,047	31,547	2,820

Total 3/	3,589,897	$259,469	17,148,158	$1,874,192	20,738,055	$2,133,661

1/	Represents individual units financed by conventional and government single-family and multifamily mortgages.

2/	Amount represents gross unpaid principal balances.

3/	Fannie Mae MBS in portfolio totaling $518,964 million are included in MBS, but excluded from portfolio statistics.

4/	Excludes $117.6 billion of non-Fannie Mae securities for which information is not readily available.

Conventional Single-Family
Serious Delinquencies
June 2004

Numbers may not foot due to rounding

	Credit Enhanced			Non-Credit Enhanced			Total
		Serious Delinquencies 1/			Serious Delinquencies 1/			Serious Delinquencies 1/
	Total #			Total #			Total #
	of Loans	Total #	%	of Loans	Total #	%	of Loans	Total #	%
	Outstanding	of Loans	Delinquent	Outstanding	of Loans	Delinquent	Outstanding	of Loans	Delinquent
Northeast
2nd Qtr 2003	527,747	8,614	1.63%	2,099,048	7,003	0.33%	2,626,795	15,617	0.59%
3rd Qtr 2003	493,477	8,860	1.80%	2,146,255	7,269	0.34%	2,639,732	16,129	0.61%
4th Qtr 2003	488,650	9,099	1.86%	2,235,793	7,566	0.34%	2,724,443	16,665	0.61%
1st Qtr 2004	479,358	8,917	1.86%	2,244,488	7,609	0.34%	2,723,846	16,526	0.61%
2nd Qtr 2004	460,279	8,713	1.89%	2,244,382	7,324	0.33%	2,704,661	16,037	0.59%

Southeast
2nd Qtr 2003	1,015,977	14,316	1.41%	2,478,564	7,485	0.30%	3,494,541	21,801	0.62%
3rd Qtr 2003	992,095	15,368	1.55%	2,606,248	7,973	0.31%	3,598,343	23,341	0.65%
4th Qtr 2003	997,233	16,329	1.64%	2,719,885	8,597	0.32%	3,717,118	24,926	0.67%
1st Qtr 2004	985,251	15,619	1.59%	2,745,464	8,356	0.30%	3,730,715	23,975	0.64%
2nd Qtr 2004	962,178	15,154	1.57%	2,784,476	8,278	0.30%	3,746,654	23,432	0.63%

Midwest
2nd Qtr 2003	685,332	12,593	1.84%	2,250,348	8,268	0.37%	2,935,680	20,861	0.71%
3rd Qtr 2003	659,238	13,620	2.07%	2,311,163	8,912	0.39%	2,970,401	22,532	0.76%
4th Qtr 2003	665,204	14,461	2.17%	2,398,677	9,524	0.40%	3,063,881	23,985	0.78%
1st Qtr 2004	652,138	14,130	2.17%	2,403,459	9,676	0.40%	3,055,597	23,806	0.78%
2nd Qtr 2004	636,802	14,010	2.20%	2,416,571	9,817	0.41%	3,053,373	23,827	0.78%

Southwest
2nd Qtr 2003	742,479	9,639	1.30%	1,814,996	5,198	0.29%	2,557,475	14,837	0.58%
3rd Qtr 2003	726,185	10,412	1.43%	1,905,760	5,451	0.29%	2,631,945	15,863	0.60%
4th Qtr 2003	732,288	11,248	1.54%	1,975,459	5,992	0.30%	2,707,747	17,240	0.64%
1st Qtr 2004	723,827	10,722	1.48%	1,986,203	6,076	0.31%	2,710,030	16,798	0.62%
2nd Qtr 2004	710,279	10,519	1.48%	2,007,698	5,884	0.29%	2,717,977	16,403	0.60%

West
2nd Qtr 2003	598,039	5,511	0.92%	2,618,767	4,568	0.17%	3,216,806	10,079	0.31%
3rd Qtr 2003	557,868	5,393	0.97%	2,740,929	4,752	0.17%	3,298,797	10,145	0.31%
4th Qtr 2003	532,738	5,275	0.99%	2,841,875	4,668	0.16%	3,374,613	9,943	0.29%
1st Qtr 2004	504,054	4,824	0.96%	2,831,101	4,439	0.16%	3,335,155	9,263	0.28%
2nd Qtr 2004	476,346	4,165	0.87%	2,836,388	3,952	0.14%	3,312,734	8,117	0.25%

Total
2nd Qtr 2003	3,569,574	50,673	1.42%	11,261,723	32,522	0.29%	14,831,297	83,195	0.56%
3rd Qtr 2003	3,428,863	53,653	1.56%	11,710,355	34,357	0.29%	15,139,218	88,010	0.58%
4th Qtr 2003	3,416,113	56,412	1.65%	12,171,689	36,347	0.30%	15,587,802	92,759	0.60%
1st Qtr 2004	3,344,628	54,212	1.62%	12,210,715	36,156	0.30%	15,555,343	90,368	0.58%
2nd Qtr 2004	3,245,884	52,561	1.62%	12,289,515	35,255	0.29%	15,535,399	87,816	0.57%

1/	Serious delinquencies include all conventional loans that are three or more months delinquent or in foreclosure and excludes loans with full or substantial recourse to lenders or loans covered by significant supplemental pool mortgage insurance.

Multifamily Total Serious Delinquencies and REO Inventory
June 2004

(Dollars in millions)
Numbers may not foot due to rounding

	Loans Serviced		Serious Delinquencies 1/			REO Inventory
	# of		# of		%	# of
	Loans	UPB	Loans	UPB	Delinquent	Properties	UPB
Northeast
2nd Qtr 2003	4,446	$18,406.5	2	$3.2	0.02%	—	$—
3rd Qtr 2003	4,826	20,075.0	1	2.0	0.01%	1	1.2
4th Qtr 2003	5,534	21,869.3	3	3.3	0.02%	1	1.2
1st Qtr 2004	5,593	20,966.3	1	2.0	0.01%	1	1.2
2nd Qtr 2004	5,716	22,219.2	1	0.3	0.00%	2	3.0

Southeast
2nd Qtr 2003	3,351	$21,699.5	5	$7.9	0.04%	2	$12.8
3rd Qtr 2003	3,511	22,834.3	6	11.7	0.05%	2	12.8
4th Qtr 2003	3,692	25,268.2	18	140.5	0.56%	1	8.8
1st Qtr 2004	3,807	27,812.0	7	35.8	0.13%	4	42.1
2nd Qtr 2004	3,942	29,020.4	15	58.0	0.20%	2	29.2

Midwest
2nd Qtr 2003	2,921	$9,582.1	7	$13.9	0.15%	—	$—
3rd Qtr 2003	3,047	10,029.8	12	14.6	0.15%	2	29.9
4th Qtr 2003	3,460	10,400.2	11	23.7	0.23%	2	29.9
1st Qtr 2004	3,442	10,314.4	12	51.3	0.50%	2	29.9
2nd Qtr 2004	3,450	10,432.3	12	54.3	0.52%	3	35.9

Southwest
2nd Qtr 2003	3,308	$13,559.3	11	$61.7	0.46%	3	$7.7
3rd Qtr 2003	3,410	14,127.2	13	69.6	0.49%	7	18.8
4th Qtr 2003	3,596	14,446.3	24	126.6	0.88%	15	52.2
1st Qtr 2004	3,597	14,341.0	7	78.4	0.55%	22	92.3
2nd Qtr 2004	3,573	14,421.9	8	43.2	0.30%	23	103.0

West
2nd Qtr 2003	16,655	$33,282.6	10	$38.2	0.11%	—	$—
3rd Qtr 2003	19,426	38,018.5	15	27.5	0.07%	1	7.3
4th Qtr 2003	25,442	45,213.7	8	21.6	0.05%	1	7.3
1st Qtr 2004	25,714	44,793.0	15	27.9	0.06%	1	7.3
2nd Qtr 2004	25,164	45,610.9	11	19.7	0.04%	1	7.3

Total
2nd Qtr 2003	30,681	$96,530.0	35	$124.9	0.13%	5	$20.5
3rd Qtr 2003	34,220	105,084.8	47	125.4	0.12%	13	70.0
4th Qtr 2003	41,724	117,197.7	64	315.7	0.27%	20	99.4
1st Qtr 2004	42,153	118,226.7	42	195.3	0.17%	30	172.8
2nd Qtr 2004	41,845	121,704.7	47	175.6	0.14%	31	178.4